UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2026 (October 27, 2026)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 27, 2026, the Board of Directors (the “Board”) of Tronox Holdings plc (the “Company”) approved the appointment of Yasser Al-Daajani as a new member of the Board. Mr. Al-Daajani was nominated to the Board by Cristal International Holdings B.V. (“Cristal”) pursuant to the Shareholders Agreement dated as of April 10, 2019 among the Company, Cristal and the other parties thereto. The appointment of Mr. Al-Daajani was effective as of October 27, 2026.

Yasser F. Al-Daajani has served as Executive Vice President, Petrochemicals of National Industrialization Company (Tasnee)(TADAWUL: 2060), one of the Kingdom of Saudi Arabia’s leading industrial companies, since June 2025. In this role, he is responsible for Tasnee’s petrochemicals business, including manufacturing, marketing, sales and supply chain operations. Mr. Al-Daajani has more than 25 years of experience in the petrochemicals industry and has held various leadership positions at Tasnee, where he has led strategic, operational and commercial initiatives across the business. He also serves on the board of several petrochemical joint ventures affiliated with Tasnee, including Saudi Polyolefins Company, Saudi Ethylene and Polyethylene Company, and Saudi Acrylic Acid Company. Mr. Al-Daajani holds a Bachelor of Science degree in Chemical Engineering from King Fahd University of Petroleum & Minerals and is an alumni of the Harvard Business School’s Senior Executive Leadership Program.

Mr. Al-Daajani will receive compensation consistent with the other non-employee directors of the Company. Pursuant to this program, Mr. Al-Daajani will receive an annual cash retainer of $100,000, payable quarterly in arrears. In addition, Mr. Al-Daajani is entitled to an annual equity grant of time-based restricted share units with a fair market value of $150,000.

There are no arrangements between Mr. Al-Daajani and any other persons pursuant to which Mr. Al-Daajani was selected as a director. There are no related party transactions between the Company and Mr. Al-Daajani that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01.
Financial Statements and Exhibits.

(d)

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: October 28, 2026	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary